Resignation Charge	12 Months Ended
Apr. 29, 2017
Resignation Charge
3.	Resignation Charge

On August 2, 2015, Michael P. Huseby resigned from the Company’s Board of Directors and as Chief Executive Officer of the Company, which was contingent upon the successful separation of B&N Education. In connection with his termination of employment, he received severance payments based on the terms of his employment agreement with the Company, effective as of January 7, 2014. Under the terms of his employment agreement, upon a resignation for “Good Reason”, Mr. Huseby was entitled to receive lump-sum severance equal to two times the sum of (a) annual base salary, (b) the average annual incentive compensation paid to the named executive officer with respect to the preceding two completed years and (c) the cost of benefits. In addition, Mr. Huseby was entitled to accelerated vesting of the equity-based awards granted pursuant to his employment agreement. As a result, Mr. Huseby received a severance payment equal to $7,742 and additionally was entitled to 300,000 shares of the Company’s common stock pursuant to the accelerated vesting of the equity-based awards, which were settled for cash based on the closing price of the Company’s common stock on the record date of the Spin-Off in an amount equal to $8,022. The net cash payments related to Mr. Huseby’s resignation totaled $15,764 during the second quarter of fiscal 2016. Mr. Huseby’s 300,000 shares have been ratably expensed from the initial grant date, thereby reducing the total resignation charge to $10,510, which was recorded within selling and administrative expenses during the second quarter of fiscal 2016.